                              AMENDED AND RESTATED
                             PAYLESS CASHWAYS, INC.
                           1998 OMNIBUS INCENTIVE PLAN

Section 1. Purpose.

         The purposes of the Amended and Restated 1998 Omnibus Incentive Plan of Payless Cashways, Inc. (the "Plan") are to give the Company and its Affiliates a competitive advantage in attracting, motivating and retaining Employees and Outside Directors and to more closely align the interests of the Employees with the Company's stockholders and to motivate Employees to enhance the value of the Company for the benefit of all stockholders.

Section 2. Definitions.

         As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" means (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, (ii) any entity in which the Company has an equity interest of at least 50%, and (iii) any entity in which the Company has any other significant equity interest, as determined by the Committee.

(b) "Award" means any Option, Limited Right, Performance Share, Performance Unit, Restricted Stock, Shares, Dividend Equivalent, or any other right, interest, or option relating to Shares granted pursuant to the provisions of the Plan.

(c) "Award Agreement" means any written agreement or contract, setting forth the terms and conditions of any Award granted hereunder.

(d) "Board" means the Board of Directors of the Company.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under
Section 3 hereof. The Committee shall consist of not less than two directors, each of whom shall be a Non-Employee Person within the meaning of Rule 16b-3 and an outside director within the meaning of Code Section 162(m).

(g) "Company" means Payless Cashways, Inc., a Delaware corporation.

(h) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

(i) "Dividend Equivalent" means any right granted pursuant to Section 11 hereof.

(j) "Employee" means any employee (including officers) of the Company or any Affiliates regularly employed for more than 20 hours per week.

(k) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successors thereto, and the rules and regulations promulgated thereunder, all as shall be amended from time to time.

(l) "Fair Market Value" means, with respect to any property, the market value of such property as determined by such methods or procedures as shall be established from time to time by the Committee.

(m) "Incentive Stock Option" means an Option granted under Section 6 hereof that is intended to meet the requirements of Code Section 422 or any successor provision thereto.

(n) "Limited Right" means any right granted to a Participant pursuant to Section 7 hereof.

(o) "Non-Qualified Stock Option" means an Option granted under Section 6 hereof that is not intended to be an Incentive Stock Option, and an Option granted to an Outside Director pursuant to Section 10 hereof.

(p) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

(q) "Outside Director" means a member of the Board who is not an Employee of the Company or an Affiliate.

(r) "Participant" means an Employee or Outside Director who receives an Award under the Plan.

(s) "Performance Award" means any Award of Performance Shares or Performance Units pursuant to Section 8 hereof.

(t) "Performance Goals" means preestablished, objectively determinable performance goals, and a level or levels of performance with respect to each of the goals, adopted by the Committee prior to the grant of Restricted Stock or Performance Awards and that are based, in whole or in part, on one or more of the following performance-based criteria: (i) attainment during the Performance Period of a specified price per share of the Company's common stock; (ii) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth in the price per share of the Company's common stock; (iii) attainment during the Performance Period of a specified level of the Company's earnings or earnings per share of the Company's common stock; (iv) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's earnings or earnings per share of the Company's common stock; (v) attainment during the Performance Period of a specified level of the Company's cash flow or cash flow per share of the Company's common stock; (vi) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's cash flow or cash flow per share of the Company's common stock; (vii) attainment during the Performance Period of a specified level of the Company's return on equity; (viii) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's return on equity; (ix) attainment during the Performance Period of a specified level of the Company's return on assets or return on net assets. For purposes hereof, "earnings" may, but need not, be measured by reference to earnings before interest, taxes, depreciation and amortization.

(u) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance criteria, including any Performance Goal, if applicable, specified by the Committee with respect to such Award are to be measured.

(v) "Performance Share" means any grant pursuant to Section 8 hereof of a unit valued by reference to a designated number of Shares.

(w) "Performance Unit" means any grant pursuant to Section 8 hereof of (i) a bonus consisting of cash or other property, the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of any performance criteria, including any Performance Goals, if applicable, specified by the Committee, or (ii) a unit valued by reference to a designated amount of property other than Shares.

(x) "Person"  means any  individual,  corporation,  limited  liability  company,
partnership,    association,    joint-stock   company,   trust,   unincorporated
organization, or government or political subdivision thereof.

(y) "Restricted Stock" means any Share issued pursuant to Section 9 hereof with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee may deem appropriate, and which restriction shall provide that the Shares subject to such restriction shall be forfeited if the restriction does not lapse prior to such date or such event as the Committee may deem appropriate.

(z)  "Restricted  Stock Award" means an award of  Restricted  Stock  pursuant to
Section 9 hereof.

(aa) "Rule 16b-3" means Rule l6b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation thereto.

(bb) "Shares" means shares of the Common Stock of the Company, par value $.01 per share.

(cc) "Termination of Employment" means the termination of the Participant's employment with the Company and any Affiliate. A Participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

Section 3. Administration.

(a) Committee.  The Plan shall be administered by the Committee.

(b) Committee Authority. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants, (ii) determine the type or types of awards to be granted to each Participant hereunder, (iii) determine the number of Shares to be covered by or with respect to which payments, rights, or other matters are to be calculated in connection with each Award, (iv) determine the terms and conditions of any Award, (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended, (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan, (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan, (viii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan, and (ix) determine to what extent and under what circumstances Shares and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or the Committee.

(c) Replacement Awards. Subject to the terms of the Plan (including without limitation Section 13 hereof), the Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of the Company or an Affiliate.

(d) Delegation. The Committee, in its discretion, may delegate its authority and duties under the Plan to an officer of the Company under such conditions and/or limitations as the Committee may establish; provided, however, that only the Committee may select and grant Awards, or otherwise take any action with respect to Awards, to Participants who are (i) officers or directors of the Company for purposes of Section 16 of the Exchange Act, or (ii) Participants who are "covered employees" under Code Section 162(m).

(e) Decisions of Committee and Its Delegates. Unless otherwise expressly provided in the Plan, all determinations, designations, interpretations, and other decisions of the Committee, or (unless the Committee has specified an appeal process to the contrary) any other Person(s) to whom the Committee has delegated authority, shall be final, conclusive and binding upon all Persons, including the Company, any Participant, any stockholder, and any Employee. All determinations of the Committee shall be made by a majority of its members.

         The Committee and each member thereof shall be entitled to rely upon any report or other information furnished by any officer or employee of the Company or any Affiliate, or the

Company's independent auditors, and shall be entitled to rely upon the advice of counsel, who may be counsel to the Company. Members of the Committee and any employee of the Company or an Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan upon such report, information or advice.

Section 4. Shares Subject to the Plan.

(a) Subject to adjustment as provided in Section 4(c) hereof, a total of Two Million Four Hundred Thousand (2,400,000) Shares shall be available for the grant of Awards under the Plan; provided, however, that not more than Four Hundred Eighty Thousand (480,000) of such shares shall be issued as Restricted Stock and that no more than Two Hundred Thousand (200,000) shares of Restricted Stock shall be issued in any one fiscal year. Any Shares issued hereunder may consist of authorized and unissued shares or treasury shares. If any Shares subject to any Award granted hereunder, or to which such an Award relates, are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, or to which such Award relates, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. In addition, to the extent permitted by Code Section 422, any Shares issued by, and any Awards granted by or that become obligations of, the Company through or as the result of the assumption of outstanding grants or the substitution of Shares under outstanding grants of an acquired company shall not reduce the Shares available for grants under the Plan.

(b) For purposes of this Section 4,

(i) If an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan;

(ii) Dividend Equivalents and Awards not denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan; and

(iii) Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or awards under other Company plans may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

(c) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), stock split, reverse stock split, merger, reorganization, consolidation, recapitalization, split-up, spin-off, repurchase, exchange of shares, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may: (i) make adjustments in the aggregate number and class of shares or property which may be delivered under the Plan and may substitute other shares or property for delivery under the Plan, including shares of another entity which is a party to any such merger, reorganization, consolidation or exchange of shares; and (ii) make adjustmentsin the number, class and option price of shares or property subject to outstanding Awards and Options granted under the Plan, and may substitute other shares or property for delivery under outstanding Awards and Options, including shares of another entity which is a party to any such merger, reorganization, consolidation or exchange of shares, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of Shares subject to any Award or Option shall always be a whole number. The preceding sentence shall not limit the actions which may be taken by the Committee under Section 12 of the Plan. No adjustment shall be made with respect to Awards of Incentive Stock Options that would cause the Plan to violate Code Section 422.

Section 5. Eligibility.

         Any Employee or Outside Director shall be eligible to be selected as a Participant. Notwithstanding any other provision of the Plan to the contrary, no Participant may be granted an Option, Limited Right, Performance Shares, Shares or Restricted Stock with respect to a number of Shares in any one calendar year which, when added to the Shares subject to any other Option, Limited Right, Performance Shares, Shares or Restricted Stock granted to such Participant in the same fiscal year, shall exceed One Million (1,000,000) Shares. If an Option, Limited Right, or Performance Share is canceled, the canceled Option, Limited Right or Performance Share continues to count against the maximum number of Shares for which an Option, Limited Right or Performance Share may be granted to a Participant in any fiscal year. All Shares specified in this Section 5 shall be adjusted to the extent necessary to reflect adjustments to Shares required by
Section 4(c) hereof. No Participant may be granted Performance Units in any one fiscal year which when added to all other Performance Units granted to such Participant in the same fiscal year shall exceed 300% of the Participant's annual base salary as of the first day of such fiscal year (or, if later, as of the date on which the Participant becomes an Employee); provided, however, that no more than $1,200,000 of annual base salary may be taken into account for purposes of determining the maximum amount of Performance Units which may be granted in any fiscal year to any Participant.

Section 6. Stock Options.

         Options may be granted under this Section 6 to Participants, other than Outside Directors, either alone or in addition to other Awards granted under the Plan. Options may be Incentive Stock Options or Non-Qualified Stock Options, or a combination thereof. The Committee may condition the grant of any Incentive Stock Option upon approval of the Plan by the Company's stockholders. Any Option granted to a Participant under this Section 6 shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of the Share on the effective date of the grant of the Option (or, if the Committee so determines, in the case of any Option retroactively granted in tandem with or in substitution for another Award or any outstanding Award granted under any other plan of the Company, on the effective date of the grant of such other Award or award under another Company plan).

(b) Option Term. The term of each Option shall be determined by the Committee, except as provided below for Incentive Stock Options.

(c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to the granting of such either automatically or at the election of the Participant or the Committee, except as otherwise provided in Section 12(a); provided, however, that the Committee may condition the exercise of any Option upon approval of the Plan by the Company's stockholders. In addition, the Committee may at any time accelerate the time at which Options may be exercised and otherwise modify the time of exercise of the Options.

(d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, the Participant may make payment of the option price in such form or forms as the Committee shall determine, including, payment by delivery of cash, Shares, Restricted Stock, or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares, Restricted Stock and other consideration as the Committee may specify in the applicable Award Agreement; provided, however, that if Restricted Stock is surrendered to pay the option price, an equal number of Shares issued as a result of the option exercise shall be subject to the same restrictions. The Committee may also specify in the applicable Award Agreement the methods by which the exercise price may be paid or deemed to be paid and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(e) Incentive Stock Options. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Code Section 422, or any successor provision, and any regulations promulgated thereunder. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or subsidiary corporation of the Company as defined in Code Section 424), shall not exceed One Hundred Thousand Dollars ($100,000) or, if different, the maximum limitation in effect at the time of grant under Code Section 422, or any successor provision. and any regulations promulgated thereunder. The option price per Share purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Share on the date of grant of the Option. Each Incentive Stock Option shall expire not later than 10 years from its date of grant. No Incentive Stock Option shall be granted to any Participant if at the time the Option is granted such Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries unless (i) the option price per Share is at least 110% of the

Fair Market Value of the Share on the date of grant, and (ii) such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

(f) Form of Settlement. In its sole discretion, the Committee may provide at the time of grant that the Shares to be issued upon an Option's exercise shall be in the form of Shares subject to restrictions as the Committee may determine, or other similar securities, or may reserve the right to so provide after the time of grant.

(g) Reload Options. If and to the extent the Committee expressly provides, at the time of grant or later, that the Participant shall have the right to receive Reload Options (as defined below) with respect to Non-Qualified Stock Options, the Participant shall receive Reload Options in accordance with and subject to the following terms and conditions:

(i) Grant of the Reload Option;  Number of Shares;  Price.  Subject to paragraph
(ii) of this subsection and, except as provided in paragraph (viii) hereof, to the availability of Shares to be optioned to the Participant under the Plan (including the limitations set forth in Section 5 hereof), if a Participant has an Option (the "Original Option") with reload rights and pays for the exercise of the Original Option by surrendering Shares or Restricted Stock (whether by means of delivering Shares or Restricted Stock previously held by the optionee or by delivering Shares or Restricted Stock simultaneously acquired on exercise of the Original Option), the Participant shall receive a new option ("Reload Option") for the number of Shares or Restricted Shares so surrendered at an option price per Share equal to the Fair Market Value of a Share on the date of the exercise of the Original Option.

(ii) Conditions to Grant of Reload Option. A Reload Option will not be granted if (A) the Fair Market Value of a Share on the date of exercise of the Original Option is less than the exercise price of the Original Option, or (B) the Participant is no longer an Employee of the Company or of an Affiliate.

(iii) Term of Reload Option. The Reload Option shall expire on the same date as the Original Option, or at such later date as the Committee may provide.

(iv) Type of Option. The Reload Option shall be a Non-Qualified Stock Option.

(v) Additional Reload Options. Except as expressly provided by the Committee (at the time of the grant of the Original Option or later), Reload Options shall not include any right to subsequent Reload Options.

(vi) Date of Grant; Vesting. The date of grant of the Reload Option shall be the date of the exercise of the Original Option. Reload Options shall be exercisable in full beginning from the date of grant, except as otherwise provided by the Committee.

(vii) Stock Withholding Grants of Reload Options. If and to the extent expressly permitted by the Committee, if the other requirements of this subsection are satisfied, and if Shares are withheld or Shares surrendered for tax withholding pursuant to Section 16(f) hereof, a Reload Option will be granted for the number of Shares surrendered as payment for the exercise of the Original Option plus the number of Shares surrendered or withheld to satisfy tax withholding.

(viii) Share Limits. Reload Options granted with respect to Original Options paid for by delivery of Shares or Restricted Stock simultaneously acquired on exercise of the Original Option shall be counted or not counted against or as a reduction from the number of shares available for grant under Section 4 hereof under procedures adopted by the Committee in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(ix) Other Terms and Conditions. In connection with Reload Options for officers who are subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder, or in order to obtain any exemption therefrom.

Section 7. Limited Rights.

         Limited Rights may be granted to Participants only with respect to an Option granted under Section 6 hereof or a stock option granted under another plan of the Company. Any Limited Right shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine. Any Limited Right related to a Non-Qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Limited Right related to an Incentive Stock Option must be granted at the same time such Option is granted. A Limited Right shall terminate and no longer be exercisable upon termination or exercise of the related Option, except that a Limited Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Limited Right. Any Option related to any Limited Right shall no longer be exercisable to the extent the related Limited Right has been exercised. Any Limited Right shall be exercisable to the extent, and only to the extent, the related Option is exercisable and only during the ninety (90) day period immediately following a Change in Control of the Company (as defined in Section 12 hereof). The Committee may impose such other conditions or restrictions on the exercise of any Limited Right as it deems appropriate. Subject to the terms of the Plan and any applicable Award Agreement, a Limited Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, an amount equal to the excess of (i) the Fair Market Value of one Share on the date of exercise or if greater and only with respect to any Limited Right related to a Non-Qualified Stock Option, the highest price per Share paid in connection with any Change in Control of the Company, over (ii) the option price of the related Option, multiplied by the number of Shares as to which the holder is exercising the Limited Right. The amount payable to the holder shall be paid by the Company in cash.

Section 8. Performance Awards.

(a) Administration. Performance Awards may be granted to Participants other than Outside Directors in the form of Performance Shares or Performance Units, either alone or in addition to other Awards granted under the Plan. Performance Shares or Performance Units shall be payable to, or be exercisable by, the Participant holding such Award, in whole or in part, following achievement of one or more performance criteria during such Performance Period as determined by the Committee. Except as provided in Section 12, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, Restricted Stock, Options, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with subsection
(c) hereof, on a deferred basis. Notwithstanding the foregoing, an Award Agreement may condition the vesting or exercise of a Performance Award on any combination of the achievement of one or more performance criteria and/or the completion of a specified period of service as the Committee shall determine at the time of grant. If the Committee determines that a Performance Award should qualify as "performance-based compensation" within the meaning of Code Section 162(m), when making such Performance Award, the Committee shall adopt Performance Goals, certify completion of such goals and comply with any other requirements necessary to be in compliance with the performance-based compensation requirements of Code Section 162(m). The Committee may make the payment of any Performance Award granted prior to approval of the Plan by the Company's stockholders contingent upon such approval.

(b) Performance Period and Criteria. The length of the Performance Period, the performance criteria levels to be achieved for each Performance Period, and the amount of the Award to be distributed shall be conclusively determined by the Committee.

(c) Deferral of Awards. At the discretion of the Committee, payment of a Performance Award or any portion thereof may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery on a form provided by the Company of a written, irrevocable election by the Participant prior to such time payment would otherwise be made. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit Dividend Equivalents on deferred payments denominated in the form of Shares.

Section 9. Restricted Stock.

(a) Administration. Restricted Stock Awards may be granted to Participants other than Outside Directors, either alone or in addition to other Awards granted under the Plan. The granting of Restricted Stock shall take place on the date the Committee decides to grant the Restricted Stock, or if the Restricted Stock Award provides that the grant of Restricted Stock is conditioned upon the achievement of performance criteria specified in the Restricted Stock

Award, on a date established by the Committee following the achievement of such measures of performance.

         A Restricted Stock Award may condition the grant of Restricted Stock and/or the lapse of any restriction or restrictions on Restricted Stock on any combination of the achievement of one or more performance criteria and/or the completion of a specified period of service as the Committee shall determine at the time the Restricted Stock Award is made. If the Committee determines that a Restricted Stock Award should qualify as "performance-based compensation" within the meaning of Code Section 162(m), when making Restricted Stock Awards, the Committee shall adopt Performance Goals, certify completion of such goals and comply with any other requirements necessary to be in compliance with the performance-based compensation requirements of Code Section 162(m). The Committee may make the grant of any Restricted Stock Award granted prior to approval of the Plan by the Company's stockholders contingent upon such approval.

(b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, shall be held in escrow by the Company, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

             "The transferability of this certificate and shares represented hereby are restricted pursuant to the terms and conditions (including forfeiture) of the 1998 Omnibus Incentive Plan of Payless Cashways, Inc. and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the corporate headquarters of Payless Cashways, Inc."

(c) Transfer Restrictions. Subject to the provisions of the Plan and the Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Award for which such Participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period or (ii) the date the performance criteria (if any) including Performance Goals if applicable are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service or upon performance; provided, however, that any applicable performance criteria, including any Performance Goals if applicable, have been satisfied.

(d) Rights of  Restricted  Stockholder.  Except as  otherwise  provided  in this
Section 9 and the Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding Shares, including the right to vote the shares and the right to receive any dividends or other distributions. If so determined by the Committee in the applicable Award Agreement, (i) cash dividends on shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting performance criteria, including Performance Goals if applicable, and (ii) dividends payable in Shares shall be paid in the form of Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting performance criteria, including Performance Goals if applicable.

(e) Lapse of Restrictions. As soon as practicable following the lapse of the restrictions on Restricted Stock, unrestricted Shares, evidenced in such manner as the Committee deems appropriate, shall be issued to the grantee.

(f) Forfeiture. Except as otherwise determined by the Committee at the time of grant, upon Termination of Employment for any reason before the restriction lapses, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant (who shall sign any document and take any other action required to assign such shares back to the Company) and reacquired without further consideration by the Company.

Section 10. Outside Directors' Options.

(a) Grant of Options. The Committee may grant Options under this Section 10 to Outside Directors, including members of the Committee. All such Options shall be Non-Qualified Stock Options. Any Option granted to an Outside Director shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The price at which each Share covered by such Options may be purchased shall be 100% of the Fair Market Value of a Share on the date the Option is granted.

(b) Exercise of Options. Except as set forth in this Section 10, Options shall be exercisable at such time or times as determined by the Committee at or subsequent to the granting of such either automatically or at the election of the Outside Director or the Committee. In addition, the Committee may at any time accelerate the times at which Options may be exercised and otherwise modify the time of exercise of the Options. However, no Option shall be exercisable more than 10 years after the date of grant. Options may be exercised by an Outside Director: (i) during the period that the Outside Director remains a member of the Board; (ii) for a period of one year after ceasing to be a member of the Board by reason of death or retirement (as defined below) from the Board; or (v) for a period of 90 days after ceasing to be a member of the Board for reasons other than retirement, death or disability, however, only those Options exercisable at the date the Outside Director ceases to be a member of the Board shall remain exercisable. For purposes of this Section 10, "retire" or "retirement" shall mean discontinuance of service as a director after the director has reached age 60 and has at least five years or more of service on the Board. All Options shall immediately become exercisable in the event of a Change in Control, as hereinafter defined, except that Options shall not be exercisable earlier than six months from the date of grant to the extent required for exemption under Section 16 of the Exchange Act.

         In the event of the death of an Outside Director or former Outside Director, his Options shall be exercisable only to the extent that they were exercisable at his date of death and only by the executor or administrator of the Outside Director's estate, by the person or persons to whom the Outside Director's rights under the Option shall pass under the Outside Director's will or the laws of descent and distribution, or by a beneficiary designated in writing in accordance with Section 16(a) hereof.

(c) Payment. An Option granted to an Outside Director shall be exercisable only upon payment to the Company of the full purchase price of the Shares with respect to which the Option is being exercised. Payment for the Shares shall be in United States dollars, payable in cash or by check or by delivery of Shares having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash and Shares.

(d) Adjustment of Options. In the event there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that the Shares of the Company are changed into or become exchangeable for a larger or smaller number of Shares, thereafter the number of Shares subject to outstanding Options and the number of Shares subject to Options to be granted to Outside Directors pursuant to the provisions of this
Section 10 shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares of the Company by reason of such change in corporate structure; provided, that the number of Shares shall always be a whole number, and the purchase price per share of any outstanding Options shall, in the case of an increase in the number of Shares, be proportionately reduced, and in the case of a decrease in the number of Shares, shall be proportionately increased.

Section 11. Dividend Equivalents.

         Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitations any deferred Award), may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

Section 12. Change in Control.

(a) In the event of any Change in Control of the Company, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Award either at the time an Award is made hereunder or any time thereafter, take any one or more of the following actions:
(i) provide for the purchase by the Company of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. In the event of a Change of Control, there shall be an automatic acceleration of any time periods relating to the exercise or realization of any such Award and all performance award standards shall be deemed satisfactorily completed without any action required by the Committee so that such Award may be exercised or realized in full on or before a date fixed by the Committee, except no Award shall be exercisable earlier than six months after the date of grant to the extent required for exemption under Section 16 of the Exchange Act. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

         For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if:

(i) any person (as defined in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) having 30% or more of the voting power in the election of directors of the Company;

(ii) the occurrence within any twenty-four month period of a change in the Board of Directors of the Company with the result that the Incumbent Members (as defined below) do not constitute a majority of the Company's Board. The term "Incumbent Members" shall mean the members of the Board on the date immediately preceding the commencement of such twenty-four month period, provided that any person becoming a director during such twenty-four month period whose election or nomination for election was approved by a majority the directors who, on the date of such election or nomination for election, comprised the Incumbent Members shall be considered one of the Incumbent Members in respect of such twenty-four month period;

(iii) the stockholders of the Company approve a merger or consolidation of the Company or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company), other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding under an employee benefit plan of the Company, at least 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) is or becomes the "beneficial owner" (as defined above), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its subsidiaries other than in connection with the acquisition by the Company or its subsidiaries of a business) representing 30% or more of the voting power in the election of directors of the Company; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale, lease, exchange or other disposition of all or substantially all of the Company's assets, other than a sale, lease, exchange or other disposition by the Company of all or substantially all of the Company's assets to an entity, at least 66 2/3% of the combined voting power of the voting securities of which are owned by "persons" (as defined above) in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Section 13. Amendments.

(a) The Plan. The Board may amend, suspend or terminate the Plan, but no amendment, suspension or termination shall, without the consent of the Participant, alter or impair the rights of the Participant under any award theretofore granted. In addition, no amendment shall be effective without the approval of stockholders if required by Section 16 of the Exchange Act or Code
Section 162(m) or Section 422 as the case may be.

(b) Awards. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, and may also substitute new Awards for Awards previously granted under this Plan or for awards granted under any other compensation plan of the Company or an Affiliate to Participants, including without limitation previously granted Options having higher option prices, but no such amendment or substitution shall impair the rights of any Participant without his or her consent. Except as may provided in an Award Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

(c) Performance Award Criteria. The Committee shall be authorized, without the Participant's consent, to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of events that it deems in its sole discretion to be unusual or nonrecurring that affect the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in recognition of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent the dilution or enlargement of benefits or potential benefits under the Plan.

(d) Curative Amendments. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it deems desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of awards under the Plan as it deems appropriate.

Section 14. Termination of Employment and Non-Competition.

         The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended and shall promulgate rules and regulations to determine (a) what events constitute disability, retirement, termination for an approved reason and termination for cause for purposes of the Plan and (b) the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. In addition, but without limitation, all outstanding Awards to any Participant shall be canceled or forfeited if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any non-substantial interest, as determined by the Committee), any business that is in competition with the Company or any Affiliate, or with any business in which the Company or any Affiliate has a substantial interest as determined by the Committee or such officers or committee of senior officers to whom the authority to make such determination is delegated by the Committee.

Section 15. Termination of Awards under Certain Circumstances.

         Unless the Participant's Award Agreement provides otherwise, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and Dividend Equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, if (a) the Participant's employment with the Company or an Affiliate is terminated for cause, (b) the Participant is not in compliance with all applicable provisions of this Plan or with any Award
Agreement, or (c) the Participant, whether or not employed or serving as a director, acts or otherwise conducts himself in a manner inimical or contrary to the best interest of the Company or any Affiliate.

Section 16. General Provisions.

(a) Non-Assignability. No Award may be pledged or otherwise encumbered or subject to any lien, obligation or liability of a Participant (other than to the Company or an Affiliate), or, except for Non-Qualified Stock Options as provided below, assigned or transferred by such Participant other than by will or the laws or descent and distribution and shall be exercisable during the lifetime of the Participant, only by the Participant or, if permissible under applicable law, by the guardian or legal representative of the Participant, provided, however, that the Participant may, pursuant to a written designation of beneficiary filed with and approved by the Committee prior to his death, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Any Award of Non-Qualified Stock Options may be transferred during the lifetime of the Participant, and may be exercised by the transferee in accordance with the terms of the Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement and subject to any terms and conditions which the Committee may impose on such transfers.

(b) Terms. The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option or Limited Right related to any Incentive Stock Option exceed a period of 10 years from the date of its grant.

(c) Rights to Awards. No Employee, Participant, or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards.

(d) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(e) Restrictions. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or stock quotation system upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(f) Withholding. The Company shall be authorized to withhold from any Award granted, payment due or Shares or other property transferred under the Plan or from any compensation or other amount owing to a Participant the amount of any applicable withholding and other taxes due and payable in respect of an Award, payment or shares or other property transferred hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company may require the Participant to pay to it such tax prior to and as a condition of the making of such payment or transfer of Shares or property under the Plan. The Committee may allow a Participant to pay the amount of taxes due or payable in respect of an Award by withholding from any payment of Shares due as a result of such Award, or by permitting the Participant to deliver to the Company, Shares having a fair market value, as determined by the Committee, equal to the amount of such taxes.

(g) No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements.

(h) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

(i) Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

(j) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the employment of a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(k) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. To the extent than any person acquires a right to receive payments from the Company or any Affiliate pursuant to an

Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate; provided, however, that the Committee may authorize the creation of trusts and deposit therein cash, Shares or other property, or make other arrangements to meet the Company's obligations under the Plan, and provided that such trusts or other arrangements are consistent with the "unfunded" status of the Plan.

(l) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(m) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(n) Rule 16b-3 Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan or action by the Committee was not to so comply, the Committee may deem, for such persons, such provision or action null and void to the extent permitted by law.

Section 17. Effective Date of Plan.

         The Plan shall be effective as of February 17, 1998.

Section 18. Term of Plan.

         No Award shall be granted pursuant to the Plan after January 15, 2008 but any Award theretofore granted may extend beyond that date.